THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   Lincoln National Variable Annuity Account C
                   Lincoln National Variable Annuity Account E
                   Lincoln National Variable Annuity Account H
                   Lincoln National Variable Annuity Account L
                     Lincoln Life Variable Annuity Account N
                     Lincoln Life Variable Annuity Account Q
                     Lincoln Life Variable Annuity Account T
                     Lincoln Life Variable Annuity Account W


                        Supplement dated October 20, 2005
              to the Prospectus dated May 1, 2005, as supplemented
                         or your most recent prospectus



This Supplement contains information about your variable annuity issued by The Lincoln National Life Insurance Company.

On October 9, 2005, Lincoln National Corporation ("LNC"), the parent company of The Lincoln National Life Insurance Company ("LNL"), entered into a merger agreement with Quartz Corporation and Jefferson-Pilot Corporation ("Jefferson-Pilot"), each a North Carolina corporation. The merger agreement provides that, upon the terms and subject to the conditions set forth in the merger agreement, Jefferson-Pilot will merge with and into Quartz Corporation, with Quartz Corporation continuing as the surviving corporation and a direct wholly owned subsidiary of LNC. More information about the merger agreement as well as a copy of the merger agreement can be found in the Form 8-K filed by LNC with the Securities and Exchange Commission on October 11, 2005. LNL's obligations as set forth in your variable annuity contract, prospectus and Statement of Additional Information will not change upon completion of this merger.












               Please retain this supplement for future reference.